Summary Prospectus    May 1, 2015
VY® DFA World Equity Portfolio
Class/Ticker: ADV/IFPAX; I/IFPIX; S/IFFSX
Before you invest, you may want to review the Portfolio's Prospectus, which contains more information about the Portfolio and its risks. For free paper or electronic copies of the Prospectus and other Portfolio information (including the Statement of Additional Information and most recent financial report to shareholders), go to www.voyainvestments.com/vp/literature; email a request to Voyaim_literature@voya.com; call 1-800-366-0066; or ask your salesperson, financial intermediary, or retirement plan administrator. The Portfolio's Prospectus and Statement of Additional Information, each dated May 1, 2015, and the audited financial statements on pages 11-27 of the Portfolio’s shareholder report dated December 31, 2014 are incorporated into this Summary Prospectus by reference and may be obtained free of charge at the website, phone number, or e-mail address noted above.
Investment Objective
The Portfolio seeks long-term capital appreciation.
Fees and Expenses of the Portfolio
The table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies (“Variable Contract”) or a qualified pension or retirement plan (“Qualified Plan”). For more information on these charges, please refer to the documents governing your Variable Contract or consult your plan administrator.
Annual Portfolio Operating Expenses
Expenses you pay each year as a % of the value of your investment

Class		ADV	I	S
Management Fees[1]	%	0.35	0.35	0.35
Distribution and/or Shareholder Services (12b-1) Fees	%	0.75	None	0.25
Other Expenses	%	0.03	0.03	0.03
Acquired Fund Fees and Expenses	%	0.35	0.35	0.35
Total Annual Portfolio Operating Expenses[2]	%	1.48	0.73	0.98
Waivers and Reimbursements[3]	%	(0.27)	(0.12)	(0.12)
Total Annual Portfolio Operating Expenses After Waivers and Reimbursements	%	1.21	0.61	0.86
1	The portion of the management fee attributable to the advisory services is 0.25% and the portion of the management fee attributable to the administrative services is 0.10%.
2	Total Annual Portfolio Operating Expenses shown may be higher than the Portfolio's ratio of expenses to average net assets shown in the Portfolio's Financial Highlights, which reflects the operating expenses of the Portfolio and does not include Acquired Fund Fees and Expenses.
3	The adviser is contractually obligated to limit expenses to 1.05%, 0.45%, and 0.70% for Class ADV, Class I, and Class S shares, respectively, through May 1, 2017. The limitation does not extend to interest, taxes, brokerage commissions, extraordinary expenses, and Acquired Fund Fees and Expenses. This limitation is subject to possible recoupment by the adviser within 36 months of the waiver or reimbursement. In addition, the adviser is contractually obligated to further limit expenses to 1.21%, 0.61%, and 0.86% for Class ADV, Class I, and Class S shares, respectively, including the Portfolio's Acquired Fund Fees and Expenses, through May 1, 2017.
The distributor is contractually obligated to waive 0.15% of its distribution fee for Class ADV shares through May 1, 2017. Termination or modification of these obligations requires approval by the Portfolio’s board.
Expense Examples

The Examples are intended to help you compare the cost of investing in shares of the Portfolio with the costs of investing in other mutual funds. The Examples do not reflect expenses and charges which are, or may be, imposed under your Variable Contract or Qualified Plan. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated. The Examples also assume that your investment had a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Yr	3 Yrs	5 Yrs	10 Yrs
ADV	$123	413	755	1,721
I	$62	209	382	883
S	$88	288	518	1,179
The Examples reflect applicable expense limitation agreements and/or waivers in effect, if any, for the one-year period and the first two years of the three-, five-, and ten-year periods.
Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Annual Portfolio Operating Expenses or in the Expense Examples, affect the Portfolio's performance.
During the most recent fiscal year, the Portfolio's portfolio turnover rate was 6% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Portfolio invests in a combination of Underlying Funds advised by Dimensional Fund Advisors LP (“DFA”) that, in turn, invest in equity securities (“Underlying Funds”). Generally, the Portfolio invests at least
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80% of its net assets (plus borrowings for investment purposes) in equity securities (in the form of the securities held by the Underlying Funds). The Portfolio will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Portfolio may invest its assets in Underlying Funds that invest in domestic and international equity securities. It is expected that under normal circumstances, greater than 40% of the market value of securities held by the Underlying Funds will be associated with non-U.S. countries. The Portfolio further diversifies its portfolio by allocating assets in Underlying Funds that represent a variety of asset classes, such as large-capitalization stocks, small-capitalization stocks, emerging market stocks, and real estate investment trusts. The asset allocations are measured with reference to the primary investment strategies of the Underlying Funds; actual exposure to these asset classes will vary if an Underlying Fund is not substantially invested in accordance with its primary investment strategy.
In addition to other short-term investments, the Portfolio or the Underlying Funds may invest in affiliated and unaffiliated registered and unregistered money market funds to manage the Portfolio's cash pending investing in Underlying Funds or to manage the Underlying Funds' cash pending investing in securities, or to maintain liquidity for the payment of redemptions or other purposes. Investments in money market funds may involve higher expenses because the Portfolio or the Underlying Funds would pay a proportionate share of the expenses of such money market funds.
Certain Underlying Funds may use derivatives, such as futures contracts and options on futures contracts for foreign or U.S. equity securities and indices, to adjust market exposure based on expected cash inflows to or outflows from the portfolio. The portfolio does not intend to use derivatives for purposes of speculation or leveraging investment returns. Certain Underlying Funds may use foreign currency contracts in connection with the purchase and sale of securities, including for the purposes of “locking-in” the value of a transaction with respect to a different currency or of transferring balances from one currency to another. Certain of the Underlying Funds may concentrate in the real estate industry.
DFA may change the Portfolio's asset allocations, the Underlying Funds, investments in particular Underlying Funds (including any Underlying Funds organized in the future), target allocations or other investment policies without prior approval of shareholders as it determines necessary to pursue the Portfolio's investment objective.
Pending Merger – On March 12, 2015, the Portfolio’s Board of Trustees approved a proposal to reorganize the Portfolio into Voya Global Value Advantage Portfolio. If shareholder approval is obtained, it is expected that the reorganization will take place on or about August 14, 2015. The Portfolio may engage in transition management techniques prior to the closing of the reorganization during which time the Portfolio may not pursue its investment objective and investment strategies. Shareholders will be notified if the reorganization is not approved. After the reorganization you will hold shares of Voya Global Value Advantage
Portfolio. For more information regarding Voya Global Value Advantage Portfolio, please contact a Shareholder Services representative at 1-800-366-0066 or your financial professional.
Principal Risks
You could lose money on an investment in the Portfolio. The value of your investment in the Portfolio changes with the values of the Underlying Funds and their investments. Any of the following risks, among others, could affect the Portfolio's or an Underlying Fund's performance or cause the Portfolio or an Underlying Fund to lose money or to underperform market averages of other funds.
Asset Allocation    Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser or Sub-Adviser. There is a risk that the Portfolio may allocate assets to an Underlying Fund or asset class that underperforms other funds or asset classes.
Cash/Cash Equivalents    To the extent the Portfolio holds cash or cash equivalents, the Portfolio risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Portfolio’s performance and ability to achieve its investment objective.
Company    The price of a given company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.
Concentration    As a result of an Underlying Fund “concentrating,” as that term is defined in the 1940 Act, its assets in securities related to a particular industry, the Underlying Fund may be subject to greater market fluctuations than a fund that has securities representing a broader range of investment alternatives. If securities of the particular industry as a group fall out of favor, the Underlying Fund could underperform funds that have greater industry diversification.
Currency    To the extent that an Underlying Fund invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.
Derivative Instruments    Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in interest rates and liquidity risk. The use of certain derivatives may also have a leveraging effect which may increase the volatility of an Underlying Fund and reduce its returns. Derivatives may not perform as expected, so an Underlying Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the
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Summary Prospectus	VY® DFA World Equity Portfolio

currency, security or other risk being hedged. In addition, given their complexity, derivatives expose an Underlying Fund to the risk of improper valuation.
Foreign Investments/Developing and Emerging Markets    Investing in foreign (non-U.S.) securities may result in an Underlying Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, and auditing standards; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region. Foreign investment risks may be greater in developing and emerging markets than in developed markets.
Liquidity    If a security is illiquid, an Underlying Fund might be unable to sell the security at a time when the manager might wish to sell, and the security could have the effect of decreasing the overall level of the Portfolio's or an Underlying Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount an Underlying Fund could realize upon disposition. An Underlying Fund may make investments that become less liquid in response to market developments or adverse investor perception. An Underlying Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to an Underlying Fund.
Market    Stock prices may be volatile and are affected by the real or perceived impacts of such factors as economic conditions and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to Portfolio costs and impair the ability of the Portfolio to achieve its investment objectives.
Market Capitalization    Stocks fall into three broad market capitalization categories - large, mid, and small. Investing primarily in one category carries the risk that, due to current market conditions, that category may be out of favor with investors. If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of mid- or small-capitalization companies, investors may migrate to the stocks of mid- and small-sized companies causing an Underlying Fund that invests in these companies to increase in value more rapidly than a fund that invests in larger, fully-valued companies. Investing in mid- and small-capitalization companies may be subject to special risks associated with narrower product lines, more limited financial resources, smaller management groups, and a more limited trading market for their stocks as compared with larger companies. As a result, stocks of mid- and small-capitalization companies may decline significantly in market downturns.
Other Investment Companies    The main risk of investing in other investment companies, including exchange-traded funds, is the risk that the value of the securities underlying an investment company might decrease. Shares of investment companies that are listed on an exchange may trade at a discount or premium from their NAV. In addition, because the Portfolio or an Underlying Fund may invest in other investment companies, you will pay a proportionate share of the expenses of those other investment companies (including management fees, administration fees, and custodial fees) in addition to the expenses of the Portfolio and a proportionate share of the expenses of each Underlying Fund.
Real Estate Companies and Real Estate Investment Trusts (“REITs”)    Investing in real estate companies and REITs may subject an Underlying Fund to risks similar to those associated with the direct ownership of real estate, including losses from casualty or condemnation, changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses in addition to terrorist attacks, war, or other acts that destroy real property.
An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance Information
The following information is intended to help you understand the risks of investing in the Portfolio. The following bar chart shows the changes in the Portfolio's performance from year to year, and the table compares the Portfolio's performance to the performance of a broad-based securities market index/indices for the same period. The Portfolio's performance information reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. The bar chart shows the performance of the Portfolio’s Class ADV shares. Other class shares’ performance would be higher than Class ADV shares’ performance because of the higher expenses paid by Class ADV shares. Performance in the Average Annual Total Returns table does not include insurance-related charges imposed under a Variable Contract or expenses related to a Qualified Plan. If these charges or expenses were included, performance would be lower. Thus, you should not compare the Portfolio's performance directly with the performance information of other investment products without taking into account all insurance-related charges and expenses payable under your Variable Contract or Qualified Plan. The Portfolio's past performance is no guarantee of future results.
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Summary Prospectus	VY® DFA World Equity Portfolio

On April 30, 2010, the Portfolio was converted from a stand-alone mutual fund, which invested directly in securities, to a fund-of-funds, which invests in other mutual funds. The following information shows performance of the Portfolio as a stand-alone mutual fund for the period of August 20, 2007 through April 30, 2010. In addition, on April 30, 2010 the Portfolio's Sub-Adviser changed to Dimensional Fund Advisors LP and the Portfolio's name was changed from ING Focus 5 Portfolio to ING DFA Global All Equity Portfolio. Subsequently, on August 23, 2010, the Portfolio changed its name from ING DFA Global All Equity Portfolio to ING DFA World Equity Portfolio.
Calendar Year Total Returns Class ADV
(as of December 31 of each year)

Best quarter: 3rd, 2009, 19.29% and Worst quarter: 4th, 2008, -26.09%
Average Annual Total Returns %
(for the periods ended December 31, 2014)

		1 Yr	5 Yrs	10 Yrs	Since Inception	Inception Date
Class ADV	%	0.98	10.69	N/A	2.41	08/20/07
MSCI ACW IndexSM[1]	%	4.16	9.17	N/A	3.64
Class I	%	1.55	11.38	N/A	3.07	08/20/07
MSCI ACW IndexSM[1]	%	4.16	9.17	N/A	3.64
Class S	%	1.42	11.11	N/A	2.83	08/20/07
MSCI ACW IndexSM[1]	%	4.16	9.17	N/A	3.64
1	The index returns include the reinvestment of dividends and distributions net of withholding taxes, but do not reflect fees, brokerage commissions, or other expenses.
Portfolio Management
Investment Adviser	Sub-Adviser
Directed Services LLC	Dimensional Fund Advisors LP

Portfolio Managers
Joseph H. Chi, CFA Portfolio Manager (since 04/12)	Jed S. Fogdall Portfolio Manager (since 04/12)
Joseph F. Kolerich Portfolio Manager (since 04/12)	David A. Plecha, CFA Portfolio Manager (since 04/12)
Bhanu Singh Portfolio Manager (since 05/15)
Purchase and Sale of Portfolio Shares
Shares of the Portfolio are not offered directly to the public. Purchase and sale of shares may be made only by separate accounts of insurance companies serving as investment options under Variable Contracts or by Qualified Plans, custodian accounts, and certain investment advisers and their affiliates, other investment companies, or permitted investors. Please refer to the prospectus for the appropriate insurance company separate account, investment company, or your plan documents for information on how to direct investments in, or sale from, an investment option corresponding to the Portfolio and any fees that may apply. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf.
Tax Information
Distributions made by the Portfolio to a Variable Contract or Qualified Plan, and exchanges and redemptions of Portfolio shares made by a Variable Contract or Qualified Plan, ordinarily do not cause the corresponding contract holder or plan participant to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus or the governing documents of your Qualified Plan for information regarding the federal income tax treatment of the distributions to your Variable Contract or Qualified Plan and the holders of the contracts or plan participants.
Payments to Broker-Dealers and Other Financial Intermediaries
If you invest in the Portfolio through a Variable Contract issued by an insurance company or through a Qualified Plan that, in turn, was purchased or serviced through an insurance company, broker-dealer or other financial intermediary, the Portfolio and its adviser or distributor or their affiliates may: (1) make payments to the insurance company issuer of the Variable Contract or to the company servicing the Qualified Plan; and (2) make payments to the insurance company, broker-dealer or other financial intermediary. These payments may create a conflict of interest by: (1) influencing the insurance company or the company servicing the Qualified Plan to make the Portfolio available as an investment option for the Variable Contract or the Qualified Plan; or (2) by influencing the broker-dealer or other intermediary and your salesperson to recommend the Variable Contract or the pension servicing agent and/or the Portfolio over other options. Ask your salesperson or Qualified Plan administrator or visit your financial intermediary's website for more information.
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Summary Prospectus	SPRO-471087 (0515-050115)